                                                                   Exhibit 10.10

                                   NATIONWIDE
                      OFFICE OF INVESTMENTS INCENTIVE PLAN



In order to enable Office of Investments to attract, motivate and retain the human talent necessary to achieve its business objectives, Nationwide hereby amends and restates the Office of Investments Incentive Plan (the "Plan") as of November 12, 2001, upon the following terms and conditions:

1. DEFINITIONS. The capitalized terms used herein shall have the following meanings:

          (a) "Award Year" shall mean the calendar/fiscal year for which the Incentive Award is paid;

          (b) "Participant" shall mean each member of the staff of the Office of Investments whose position is identified for participation in and who has been notified of her/his eligibility for participation in the Plan for the Award Year;

          (c) "Incentive Award" shall mean the amount payable to an individual Participant in an Award Year, based on the achievement and surpassing of the performance goals pursuant to Section 4 hereof;

          (d)  "Business Unit" shall mean the Office of Investments;

          (e) "Business Unit Award Fund" shall mean the funds available to be allocated to Participants within Business Unit based on Business Unit's performance during the Award Year;

          (f) "Business Unit Chief Officer" shall mean the most senior Nationwide officer whose sole responsibility is the operations of the Business Unit.

          (g) "Total Value Added" shall mean the total risk adjusted spread on a net present value basis for all investments, adjusted for expenses and credit experience in each period. The reported Value Added is a blend of the current year and the preceding years when computed, such that the current year has a weighting of approximately half the overall performance with the prior years comprising the other half.

                                                                       11/12/01

                                                                   Exhibit 10.10

                                   NATIONWIDE
                      OFFICE OF INVESTMENTS INCENTIVE PLAN



         (h) "Nationwide" shall mean Farmland Mutual Insurance Company, Nationwide Financial Services, Inc., Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Scottsdale Insurance Company, and all subsidiaries of any of such companies;

         (i) "Plan Administrator" shall mean the individual(s) formally designated by the Business Unit Chief Officer to be responsible for the administration and implementation of the Plan.

         All titles used herein and not otherwise defined hereby shall have the same meaning given to them in the Nationwide organization charts and in its normal course of business.

2. EFFECTIVE DATE. The Plan shall become effective as of January 1, 2001, and shall continue in effect until December 31, 2001, unless terminated as set forth herein. The Plan shall supersede any and all prior Business Unit incentive compensation programs except as detailed herein. The Plan must be annually reviewed and approved for continuation.

3. ABSOLUTE DISCRETION. The Chairman and Chief Executive Officer of Nationwide or the Business Unit Chief Officer shall have sole and absolute discretion over all aspects of the Plan, including but not limited to the final determination of Incentive Awards and amounts. Determinations of such individuals shall be conclusive and binding on all parties.

4. DETERMINATION OF INCENTIVE AWARDS. Incentive Awards for the Award Year are determined in the following manner:

         (a) The Business Unit Award Fund shall be equal to the amount determined based on the Office of Investments performance scorecard set forth in per attachments I - II.

(b) Incentive Awards are based primarily on, but not limited to; an assessment of the Participant's achievement of assigned performance objectives, and the Participant's compliance with applicable laws, statutes, regulations, and Nationwide and Business Unit policies, practices, and procedures. The amount of each Incentive Award shall be approved by the Business Unit Chief Officer in his or her sole discretion. The total of all Incentive Awards shall not exceed the Business Unit Award Fund.

                                       2
                                                                        11/12/01

                                                                   Exhibit 10.10

                                   NATIONWIDE
                      OFFICE OF INVESTMENTS INCENTIVE PLAN



         (c) Not withstanding the foregoing, Participants on a written final warning stage of a performance plan at the time of the bonus payout will not receive a payout.

5. PAYMENT OF INDIVIDUAL INCENTIVE AWARDS. Incentive Awards, if awarded, are due and payable not later than March 15 of the calendar year following the Award Year.

6. FORFEITURE. Any Participant whose employment with Nationwide is terminated, whether voluntarily or otherwise, prior to the end of the Award Year, shall forfeit any and all rights to an Incentive Award; except:

         a) Where the Participant has terminated active employment with Nationwide during the Award Year as a result of the Participant's death,

         b) Where the Participant has terminated active employment with Nationwide due to retirement during an Award Year, or

         c) Where the Participant has involuntarily terminated active employment with Nationwide and is entitled to benefits under the Severance Pay Plan maintained by his or her employer, or would have been entitled to such benefits in the absence of an offer of Suitable Replacement Employment as defined in such Severance Pay Plan.

         In the event of a termination of employment described in paragraphs a) through c) above, the Participant shall receive a prorata portion of the Incentive Award that he or she would have received if employment had continued through the end of the Award Year, based on the percentage of the Award Year represented by the period of service completed prior to the termination of employment.

         A Participant shall also forfeit a portion or all of his or her Incentive Award in the event he or she fails to provide services to Nationwide for any portion of an Award Year as a result of a paid or unpaid leave of absence or disability of more than one month. The Participant shall receive a prorata portion of the Incentive Award that he or she would have received if provided services throughout the Award Year, based on the percentage of the Award Year for which services were actually performed for Nationwide by the Participant.

                                       3
                                                                        11/12/01

                                                                   Exhibit 10.10

                                   NATIONWIDE
                      OFFICE OF INVESTMENTS INCENTIVE PLAN

7. REVIEW PROCEDURES. The Plan Administrator shall prepare all calculations made under the Plan. The Finance unit providing services to the Business Unit shall review a representative sample of the calculations made under the Plan and other information incidental thereto, and reconcile calculations and other information with Business Unit performance reports. Reviews will be conducted on an annual basis. Review findings will be discussed with the Plan Administrator and communicated by Business Unit Finance to the Business Unit Chief Officer.

8. AMENDMENTS; TERMINATIONS. Chairman and Chief Executive Officer of Nationwide or Business Unit Chief Officer may periodically review, modify and/or terminate the Plan at any time.

9. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Business Unit or Nationwide to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Business Unit or Nationwide.

10. OTHER PLAN PARTICIPATION. Participants are eligible to participate in the Performance Incentive Plan (PIP). However; Participants in the Plan are ineligible to simultaneously participate in other Nationwide short-term variable reward plans. Eligibility for future short-term variable reward plans, if any, will be evaluated by the Business Unit Chief Officer.

11. TRANSFER IN OR NEW HIRE. In the event an employee becomes a Participant after the beginning of the Award Year, the Participant will be eligible for a pro-rata Incentive Award based on the effective date of his or her employment and pursuant to Section 4 hereof.

12. TRANSFER TO A NON-PARTICIPATING POSITION. In the event a Plan Participant transfers to a non-participating position within Nationwide, the Business Unit Chief Officer has the discretion to pay or not pay an Incentive Award. Any such award, if paid, shall be based on the portion of the Award Year during which the Participant held an eligible position

                                       4
                                                                        11/12/01

                                                                   Exhibit 10.10

                                   NATIONWIDE
                      OFFICE OF INVESTMENTS INCENTIVE PLAN



13. NONTRANSFERABILITY. No right or interest of any Participant in the Plan shall be assignable or transferable, or subject to any lien, directly, by operation of law or otherwise, including, but not limited to, execution, levy, garnishment, attachment, pledge, and bankruptcy

14. BENEFICIARY DESIGNATION. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Plan Administrator, and will be effective only when filed by the Participant in writing with the Plan Administrator during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

15. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the state of Ohio or other states as deemed applicable or appropriate.

16. WITHHOLDING TAXES. The Company shall have the right to deduct from all payments under the Plan any federal, state, or local taxes required by law to be withheld with respect to such payments.

17. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular, and the singular shall include the plural.

18. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19. INTENT. The Plan is intended solely for the purpose of enabling Business Unit to achieve its business objectives and increase productivity by rewarding exceptional performance by Participants. The Plan shall not affect or impair any of the rules, policies or procedures of the Business Unit or Nationwide otherwise applicable to Participants.

                                       5
                                                                        11/12/01

                                                                   Exhibit 10.10

                                   NATIONWIDE
                      OFFICE OF INVESTMENTS INCENTIVE PLAN


REVIEWED BY:

------------------------------------                ---------------------------
Mark S Bergstedt                                                          (Date)
Vice President Human Resources
Nationwide Financial Services


------------------------------------                ---------------------------
Robert A Oakley                                                           (Date)
EVP, Chief Financial Officer and Treasurer
Nationwide

------------------------------------                ---------------------------
Timothy K Werner                                                         (Date)
Officer Human Resources
Nationwide Performance and Rewards


APPROVED BY:

------------------------------------                ---------------------------
Robert J Woodward Jr                                                     (Date)
Executive Vice President and Chief Investment Officer
Nationwide

------------------------------------                ---------------------------
Donna A James                                                            (Date)
Executive Vice President and Chief Administrative Officer
Nationwide

------------------------------------                ---------------------------
William G. Jurgensen                                                     (Date)
Chief Executive Officer
Nationwide


                                       6
                                                                        11/12/01

                                                                    ATTACHMENT I

                        NATIONWIDE OFFICE OF INVESTMENTS

                PERFORMANCE SCORECARD - PIP, SCALE = 0.0 TO 2.5


                                       ---------               --------------------------------------------------------------------
                                        WEIGHT        TYPE            DNM                 M                 E                 FE
                                       ---------               --------------------------------------------------------------------
NATIONWIDE FINANCIAL                     58%
                                       ---------
GENERAL ACCOUNT FI                       50%                     0.00% to 0.19%    0.20% to 0.40%     0.41% to 0.60%  0.61% to 0.65%
        Total Value Added - Annualized                 TVA
* Target is based on an investable
   cash flow level of 20% of total assets.

MUTUAL FUNDS                              5%
     NMF BOND                                         GROR      (0.20%) to 0.00%   0.00% to 0.20%     0.21% to 0.40%   0.41 to 0.50%
        LB G/C

     NMF MONEY MARKET                                 GROR      (0.05%) to 0.00%   0.00% to 0.10%     0.10% to 0.15%   0.16 to 0.20%
        IBC Tier 1

     NMF TAX FREE                                     GROR      (0.20%) to 0.00%   0.00% to 0.20%     0.21% to 0.40%   0.41 to 0.50%
        LB Municipal

     NMF GOVT INTERM                                  GROR      (0.20%) to 0.00%   0.00% to 0.20%     0.21% to 0.40%   0.41 to 0.50%
        ML Govt Master

     NSAT GOVT                                        GROR      (0.20%) to 0.00%   0.00% to 0.20%     0.21% to 0.40%   0.41 to 0.50%
        ML Govt Master

     NSAT MONEY MARKET                                GROR      (0.05%) to 0.00%   0.00% to 0.10%     0.10% to 0.15%   0.16 to 0.20%
        IBC Tier 1

SEPARATE ACCOUNTS                         2%

     SEP ACCT OHIO                                    GROR      (0.20%) to 0.00%   0.00% to 0.20%     0.21% to 0.40%   0.41 to 0.50%
        Blended Index

     SEP ACCT B RETIREMENT                            GROR      (0.20%) to 0.00%   0.00% to 0.20%     0.21% to 0.40%   0.41 to 0.50%
        LB G/C

REAL ESTATE EQUITY                        1%

     RE PORTFOLIO                                      ROR      (100.0%) to 0.0%   0.0% to 100.0%    100.0% to 200.0%   200 to 300%
        Custom NCREIF

                                       ---------
NATIONWIDE INSURANCE                     42%
                                       ---------
MANAGED FIXED INCOME*                    30%                     0.00% to 0.15%    0.15% to 0.30%     0.30% to 0.45%   0.46 to 0.50%
        Tax Adjusted Value Added - Annualized          TVA

* Target is based on an investable cash
   flow level of 20% of total assets.

EQUITIES*                                10%                       65% to 50%        50% to 38%         37% to 26%      25% to 15%
        Equity Universe Rank                          RANK
* Includes separate account equity assets.

VENTURE CAPITAL*                          2%                       75% to 50%        50% to 35%         35% to 25%      24% to 15%
        VE Universe Rank (6 mo lag)                   RANK
* Commitment size and vintage year weighted ranking.
                                       ---------
TOTAL                                    100%
                                       ---------

                                                                   ATTACHMENT II

                        Nationwide Office of Investments

                 Performance Scorecard - OIP, Scale = 0.0 to 2.0

                                                                                --------------------------------------------------
                                                 WEIGHT    RESULTS      TYPE            DNM              M                 E
                                                ----------                      --------------------------------------------------

NATIONWIDE FINANCIAL                               58%
                                                ----------
General Account Fixed Income                       50%                            0.00% to 0.19%   0.20% to 0.40%   0.41% to 0.65%
         Total Value Added - Annualized                                 TVA
* Target is based on an investable cash
  flow level of 20% of total assets.

MUTUAL FUNDS                                       5%
      NMF BOND                                                          GROR     (0.20%) to 0.00%  0.00% to 0.20%   0.21% to 0.40%
         LB G/C

      NMF MONEY MARKET                                                  GROR     (0.05%) to 0.00%  0.00% to 0.10%   0.10% to 0.20%
         IBC Tier 1

      NMF TAX FREE                                                      GROR     (0.20%) to 0.00%  0.00% to 0.20%   0.21% to 0.40%
         LB Municipal

      NMF GOVT INTERM                                                   GROR     (0.20%) to 0.00%  0.00% to 0.20%   0.21% to 0.40%
         ML Govt Master

      NSAT GOVT                                                         GROR     (0.20%) to 0.00%  0.00% to 0.20%   0.21% to 0.40%
         ML Govt Master

      NSAT MONEY MARKET                                                 GROR     (0.05%) to 0.00%  0.00% to 0.10%   0.10% to 0.20%
         IBC Tier 1

SEPARATE ACCOUNTS                                  2%

      SEP ACCT OHIO                                                     GROR     (0.20%) to 0.00%  0.00% to 0.20%   0.21% to 0.40%
         Blended Index

      SEP ACCT B RETIREMENT                                             GROR     (0.20%) to 0.00%  0.00% to 0.20%   0.21% to 0.40%
         LB G/C

REAL ESTATE EQUITY                                 1%

      RE PORTFOLIO                                                      ROR      (100.0%) to 0.0%  0.0% to 100.0%  100.0% to 200.0%
         Custom NCREIF

                                                ----------
NATIONWIDE INSURANCE                               42%
                                                ----------
MANAGED FIXED INCOME*                              30%                            0.00% to 0.15%   0.15% to 0.30%   0.30% to 0.50%
         Tax Adjusted Value Added - Annualized                          TVA
* Target is based on an investable cash flow level of 20% of total assets.

EQUITIES*                                          10%                              65% to 50%       50% to 30%       30% to 15%
         Equity Universe Rank                                           RANK
* Includes separate account equity assets.

VENTURE CAPITAL*                                   2%                               75% to 50%       50% to 35%       35% to 25%
         Venture Economics Universe Rank (6 mo lag)                     RANK
* Commitment size and vintage year weighted ranking.
                                                ----------
TOTAL                                             100%

                                                ----------
